UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 18, 2008

Advanced Biotherapy, Inc.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-26323 (Commission File Number)	51-0402415 (IRS Employer Identification No.)
227 West Monroe, Suite 3900
Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (312) 701-0793

Item 5.01 Changes in Control of Registrant.

Advanced Biotherapy, Inc. (the “Registrant”) has been informed that on November 18, 2008, holders of 1,060,421,884 shares of the common stock of the Registrant entered into a Stock Purchase Agreement with Lime Energy Co., a Delaware corporation (“Lime”) pursuant to which Lime or a wholly owned subsidiary of Lime will acquire 1,060,421,884 shares of the common stock of the Registrant from those holders, which is approximately 90.8% of the outstanding common stock of the Registrant. There are no outstanding voting securities of the Registrant other than its common stock. Upon the closing of that transaction, therefore, Lime will acquire control of the Registrant. The transaction requires the approval of the stockholders of Lime and is expected to close upon Lime’s receiving such approval and the effectiveness of that approval. Each holder of the Registrant’s common stock that is a party to the Stock Purchase Agreement will receive 0.002124 shares of the common stock of Lime for each share of the Registrant’s common stock acquired by Lime.

Lime has agreed in the Stock Purchase Agreement to merge the Registrant into Lime or a wholly-owned subsidiary of Lime following the closing of the transaction. In that merger, each stockholder of the Registrant other than Lime will be offered the stockholder’s choice of 0.002124 shares of Lime’s common stock or $0.008625 for each share of the Registrant’s common stock.

The holders of the Registrant’s common stock who entered into the Stock Purchase Agreement include Richard P. Kiphart, John R. Capps, Matthew Gooch, David W. Valentine, Christopher W. Capps, Boris Skurkovich, Simon Skurkovich, Carol Doris, the Michael P. Krasny Revocable Trust and certain family members of the selling stockholders.

The transaction was reported by Lime in a Current Report on Form 8-K filed by Lime with the SEC on November 18, 2008.

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports that we file with the Securities and Exchange Commission (“SEC”) contain forward-looking statements relating to, among other matters, the transaction described herein and our future performance, our business and future events. All statements other than statements of historical facts are forward-looking statements, including, without limitation, any statements of the plans and objectives of management for future operations, any projections of revenue, earnings or other financial items, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing. Some of these forward-looking statements may be identified by the use of words in the statements such as “anticipate,” “estimate,” “could,” “expect,” “project,” “intend,” “plan,” “believe,” “seek,” “should,” “may,” “will,” “assume,” “continue,” or variations of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. We caution you that our performance and results could differ materially from what is expressed, implied, or forecast by our forward-looking statements. The Company operates in a rapidly changing environment that involves a number of risks, some of which are beyond the Company’s control. Future operating results and the Company’s stock price may be affected by a number of factors. Factors that could cause or contribute to such differences include, but are not limited to, those contained in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such forward-looking statements. Furthermore, we do not intend (and we are not obligated) to update publicly any forward-looking statements. You are advised, however, to consult any further disclosures we make on related subjects in our reports to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOTHERAPY, INC. (Registrant)

Date: November 24, 2008	By:	/s/ Christopher W. Capps
Christopher W. Capps, President and Chief Executive Office